SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 31, 2000




                            DIVA ENTERTAINMENT, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware                                 0-23506                               33-0601498
----------------------------------------    --------------------------------      -----------------------------------
            State or other                            (Commission                           (IRS Employer
    Jurisdiction of Incorporation)                    File Number)                        Identification No.)


       180 Varick Street, 13th Floor, New York, New York                                 10014
       -----------------------------------------------------------------------    --------------------
               (Address of principal executive offices)                               (Zip Code)

        Registrant's telephone number, including area code (212) 807-6994

Item 4.           Change in Registrant's Certifying Accountant

         Effective July 31, 2000, the Registrant changed its independent auditor from Marcum & Kliegman, LLP to Grant Thornton LLP.

         Registrant's financial statements prepared by Marcum & Kliegman, LLP contained no adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, scope or accounting principles. The decision to change accountants was recommended by Registrant's Board of Directors.

         Registrant believes there were no disagreements with Marcum & Kliegman, LLP within the meaning of Instruction 4 of Item 304 of Regulation S-B on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures in connection with audits of Registrant's financial statements for the fiscal year ended June 30, 1998 and 1999, which disagreements, if not resolved to the satisfaction of Marcum & Kliegman, LLP, would have caused that firm to make reference in connection with its reports to the subject matter of the agreements or a reportable event.

         Registrant has requested that Marcum & Kliegman, LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. Registrant shall file such letter with the SEC within ten days of the filing of this Current Report in compliance with Items 304 (a)
(3) of Regulation S-B.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   DIVA ENTERTAINMENT, INC.

                                                   By: /s/ Peter Zachariou
Date:  August 14, 2000                                --------------------------
                                                      Peter Zachariou, President